UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Commonwealth Credit Partners BDC I, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Commonwealth Credit Partners BDC I, Inc.

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

Dear Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Commonwealth Credit Partners BDC I, Inc., a Delaware corporation that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Company”) to be held on September 24, 2025, at [ ], Eastern Time at the offices of the Company at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. Shareholders of record of the Company at the close of business on September 2, 2025 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

The Notice of Special Meeting of Shareholders and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting and the important shareholder vote to be conducted thereat. At the Special Meeting, shareholders of the Company will be asked to:

(1)

approve a new investment advisory agreement (the “New Investment Advisory Agreement”) for the Company with Commonwealth Credit Advisors LLC (the “Adviser”), the Company’s current investment adviser (the “New Investment Advisory Agreement Proposal”). All material terms of the New Investment Advisory Agreement will remain unchanged from the Company’s current investment advisory agreement between the Company and the Adviser dated June 29, 2023 (the “Current Investment Advisory Agreement”), other than the date (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 15 of the proxy statement); and

(2)

approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal” and, together with the New Investment Advisory Agreement Proposal, the “Proposals”).

The four (4) board members of the Board of Directors of the Company (the “Board” or “Directors”), including three (3) Directors who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that you vote “FOR” our proposal to approve the New Investment Advisory Agreement between the Company and the Adviser, which will replace the Current Investment Advisory Agreement and will, subject to your approval, become effective at the closing of the Transaction (as defined below).

As discussed in more detail in the accompanying proxy statement, on August 6, 2025, the indirect parent of the Adviser, Comvest Group Holdings LP (“Comvest”), entered into an agreement with an affiliate of Manulife Financial Corporation (with its affiliates, “Manulife”), through Manulife’s Global Wealth and Asset Management segment, to sell a 75% stake in Comvest’s private credit business (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2025.

As a BDC, the Company is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. The closing of the Transaction will result in the automatic termination of the Current Investment Advisory Agreement under the 1940 Act. The Company is seeking shareholder approval of the New Investment Advisory Agreement to prevent any disruption in the Adviser’s ability to provide services to the Company once an “assignment” is deemed to occur. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement will become effective upon the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the

i

Company and (b) the vote of a majority of Independent Directors. If the Transaction is not consummated, the Adviser will continue to provide advisory services to the Company pursuant to the Current Investment Advisory Agreement.

Under the New Investment Advisory Agreement, the Adviser will provide investment advisory services to the Company on the same terms and for the same fees that are currently in effect (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 15 of the proxy statement). The Company’s investment objective will not change as a result of the Transaction, and the Company will continue to be a BDC. The Company’s existing Directors and officers will continue to serve in their current roles, the Company will continue to be managed pursuant to its current investment objective and investment strategy, and there is otherwise not expected to be any material change in the personnel providing investment advisory services to the Company as a result of the Transaction.

Section 15(f) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a registered investment company or BDC occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. The Company and the Board expect that the Transaction will comply with the requirements of Section 15(f). The Board has been informed that Manulife has agreed in the Transaction Agreement, subject to applicable law, not to take or omit to take any action that would have the effect of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction. At least 75% of the members of the Board at the closing of the Transaction will not be interested persons of the Adviser either under the New Investment Advisory Agreement or under the Current Investment Advisory Agreement.

The Transaction will NOT alter the number or type of shares owned by shareholders of the Company, or cause a change to the advisory fees charged to the Company.

After careful consideration, the four (4) members of the Board, including three (3) Independent Directors, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously determined that entering into the New Investment Advisory Agreement is in the best interests of the Company and its shareholders, and unanimously approved and recommend that you vote “FOR” the proposal to approve the New Investment Advisory Agreement between the Company and the Adviser, and “FOR” the Adjournment Proposal. You can vote for the Proposals by following the instructions on the enclosed proxy card and voting by telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

It is important that your shares be represented at the Special Meeting. Please follow the instructions on the enclosed proxy card and vote via telephone. You may vote your proxy by signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided. Voting by proxy does not deprive you of your right to participate in the Special Meeting. If a broker, bank, trustee, nominee or other intermediary holds your shares in “street name”, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

Robert O’Sullivan Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 24, 2025.

The proxy statement, a form of proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online on the U.S. Securities and Exchange Commission website at www.sec.gov or by writing to Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Secretary.

Commonwealth Credit Partners BDC I, Inc.

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401

September 24, 2025, [ ], Eastern Time

Dear Shareholders:

Notice is hereby given to holders of common stock, par value $0.01 per share (the “Common Shares”) of Commonwealth Credit Partners BDC I, Inc., a Delaware corporation that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Company”), that the Special Meeting of Shareholders (the “Special Meeting”) will be held on September 24, 2025. The Special Meeting will be held for the following purposes:

(1)

to consider and vote upon a proposal (the “New Investment Advisory Agreement Proposal”) to approve of a new investment advisory agreement for the Company (the “New Investment Advisory Agreement”) with Commonwealth Credit Advisors LLC (the “Adviser”), which will replace the Company’s current investment advisory agreement between the Company and the Adviser dated June 29, 2023 (the “Current Investment Advisory Agreement”); and

(2)

to consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal”).

The four (4) board members of the Board of Directors of the Company (the “Board” or “Directors”), including three (3) Directors who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal to approve the New Investment Advisory Agreement, which will replace the Current Investment Advisory Agreement, and will, subject to the approval of the shareholders, become effective at the closing of the Transaction (as defined below). As discussed in more detail in the accompanying proxy statement, on August 6, 2025, the indirect parent of the Adviser, Comvest Group Holdings LP (“Comvest”), entered into an agreement with an affiliate of Manulife Financial Corporation (with its affiliates, “Manulife”), through Manulife’s Global Wealth and Asset Management segment, to sell a 75% stake in Comvest’s private credit business (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2025.

As a BDC, the Company is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition of 75% of the outstanding voting securities of Comvest, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain materially unchanged, and the Transaction is not expected to have a material impact on the advisory services provided to the Company. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement would become effective at the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors.

A key closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such closing condition is satisfied or waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Company until shareholders approve the New Investment Advisory Agreement. If the Transaction is not consummated, the Adviser will continue to manage the Company pursuant to the Current Investment Advisory Agreement.

At the Special Meeting, the shareholders of the Company will be asked to (i) approve the New Investment Advisory Agreement between the Company and the Adviser, that will replace the Current Investment Advisory Agreement with the Adviser and will become effective at the closing of the Transaction and (ii) approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

THE FOUR (4) DIRECTORS, INCLUDING THREE (3) DIRECTORS WHO ARE INDEPENDENT DIRECTORS, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND A VOTE “FOR” THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Enclosed is a copy of the proxy statement and proxy card. The close of business on September 2, 2025 has been fixed as the record date for the determination of holders of Common Shares, entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. The enclosed voting materials allow you to vote your shares without attending the Special Meeting.

If your shares are held in “street name”, the broker, bank, trustee, nominee or other intermediary that holds your shares has the authority to vote them, absent your approval, only as to routine matters, of which there are none at the Special Meeting. As a result, for all matters to be voted on at the Special Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares, and they will vote your shares as you direct. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for the approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal. You can vote by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope. Additionally, the availability of telephone voting depends on the voting process used by the broker, bank, trustee, nominee or other intermediary that holds your shares.

Your vote and participation in the governance of the Company is extremely important to us. Whether or not you plan to attend the Special Meeting, we urge you to please follow the instructions on the enclosed proxy card and vote via telephone. You may vote your proxy by completing, signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided.

The proposals to approve the New Investment Advisory Agreement and to adjourn the Special Meeting (in the latter case, as necessary or appropriate) are described in more detail in the attached proxy statement, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the New Investment Advisory Agreement is attached as Exhibit A to the proxy statement.

Thank you for your continued support of Commonwealth Credit Partners BDC I, Inc.

v

By order of the Board of Directors,

Robert O’Sullivan Chairman of the Board of Directors

The proxy statement, a form of proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online on the U.S. Securities and Exchange Commission website at www.sec.gov or by writing to Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Secretary.

The Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote via telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Special Meeting, consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate in the Special Meeting.

Shareholder Proposals	19
Other Business	20
Delivery of Proxy Materials	20
Available Information	21

Commonwealth Credit Partners BDC I, Inc.

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

PROXY STATEMENT

2025 Special Meeting of Shareholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Commonwealth Credit Partners BDC I, Inc. (the “Company”, “we”, “us” or “our”) for use at the Company’s 2025 Special Meeting of Shareholders (the “Special Meeting”). The date of mailing of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the proxy card is expected to be on or about September 5, 2025. When we refer to the Company’s fiscal year, we mean the 12-month period ending December 31 of the stated year (for example, fiscal year 2024 is January 1, 2024 through December 31, 2024).

The four (4) members of the Board, including three (3) Directors who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal (the “New Investment Advisory Agreement Proposal”) to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Company and Commonwealth Credit Advisors LLC (the “Adviser”), the Company’s current investment adviser, which will replace the current investment advisory agreement between the Company and the Adviser dated June 29, 2023 (the “Current Investment Advisory Agreement”), and will, subject to the approval of the shareholders, become effective at the closing of the Transaction (defined below). As discussed in more detail in the accompanying proxy statement, on August 6, 2025, the indirect parent of the Adviser, Comvest Group Holdings LP (“Comvest”), entered into an agreement with an affiliate of Manulife Financial Corporation (with its affiliates, “Manulife”), through Manulife’s Global Wealth and Asset Management segment, to sell a 75% stake in Comvest’s private credit business (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2025 (the “Closing”).

As a business development company, or “BDC”, the Company is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition by Manulife of 75% of the outstanding voting securities of Comvest, the indirect parent company to the Adviser, the Company’s investment strategy and team, including the Company’s directors and executive officers, are expected to remain materially unchanged, and the Transaction is not expected to have a material impact on the advisory services provided to the Company. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the Closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement would become effective at the Closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors. A key Closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such Closing condition is satisfied or waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Company until shareholders approve the New Investment Advisory Agreement. If the Transaction is not consummated, the Adviser will continue to manage the Company pursuant to the Current Investment Advisory Agreement.

In addition, the four (4) members of the Board, including three (3) Independent Directors, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal”). We encourage you to vote your shares, by following the instructions on the enclosed proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, via telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, and the Company receives them in time for the Special Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Special Meeting Information

The Special Meeting will be held at the offices of the Company at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. The Special Meeting will be held on September 24, 2025 at [ ], Eastern Time.

You are entitled to participate in the Special Meeting only if you are a shareholder of the Company as of the close of business on the record date for the Special Meeting, which is September 2, 2025 (the “Record Date”), or you hold a valid proxy for the Special Meeting.

Availability of Proxy and Special Meeting Materials

This proxy statement and the proxy card are also available at on the U.S. Securities and Exchange Commission website at www.sec.gov.

QUESTIONS AND ANSWERS

The following are some questions that you may have about the Special Meeting, and brief answers to those questions. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the attachments to this proxy statement and the documents we refer to in this proxy statement.

Q:	What am I being asked to vote on?

A:

At the Special Meeting, shareholders of the Company as of the Record Date are being asked to vote (i) to approve the New Investment Advisory Agreement Proposal and (ii) to approve the Adjournment Proposal (together with the New Investment Advisory Agreement Proposal, the “Proposals”).

Q:	Why am I being asked to vote on the New Investment Advisory Agreement now?

A:

Comvest, the indirect parent company of the Adviser, entered into a Transaction Agreement dated as of August 6, 2025 to sell a 75% stake in Comvest’s private credit business. The Closing is currently expected to occur in the fourth quarter of 2025.

As a BDC, the Company is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition by Manulife of 75% of the outstanding voting securities of Comvest, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain materially unchanged, and the Transaction is not expected to have a material impact on the advisory services provided to the Company. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the Closing. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment

Advisory Agreement would become effective at the Closing and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors.

A key Closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such Closing condition is satisfied or waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Company until shareholders approve the New Investment Advisory Agreement. If the Transaction is not consummated, the Adviser will continue to manage the Company pursuant to the Current Investment Advisory Agreement.

Q:	How does the Board recommend that I vote?

A:

The four (4) members of the Board, including three (3) Directors who are Independent Directors, present at the Board meeting to consider the approval of the New Investment Advisory Agreement, unanimously approved and recommend that you vote “FOR” the New Investment Advisory Agreement Proposal, and the Adjournment Proposal.

In evaluating the New Investment Advisory Agreement, the Board reviewed certain materials furnished by Comvest. The Board discussed these materials and believes the New Investment Advisory Agreement is in the best interests of the Company and its shareholders for the reasons described later in this proxy statement. Accordingly, after careful consideration, the Directors present at the Board meeting to consider the approval of the New Investment Advisory Agreement, including each of the Independent Directors in attendance, unanimously recommend that you vote “FOR” the proposal to approve the New Investment Advisory Agreement, and the Adjournment Proposal.

Q:	Do any of the Company’s Directors or officers have an interest in the approval of the New Investment Advisory Agreement that is different from that of the Company’s shareholders generally?

A:

As described later in this proxy statement, some of our Directors and officers have certain conflicts of interests in connection with the vote on the New Investment Advisory Agreement. For more information, see “Approval of New Investment Advisory Agreement—Transaction Agreement”, beginning on page 14 of this proxy statement.

Q:	Who is Manulife?

A:

Manulife Financial Corporation is a Canadian-based global financial services group and publicly-held corporation that trades under the symbol ‘MFC’ on the Toronto Stock Exchange, the New York Stock Exchange, and Philippine Stock Exchange, and under ‘945’ on the Stock Exchange of Hong Kong (“Manulife Financial Group”). Manulife Financial Group’s Wealth and Asset Management segment provides global investment, financial advice, and retirement plan services to 19 million individuals, institutions, and retirement plan members worldwide. This segment’s real estate, junior credit, private equity, leveraged senior loan, timber and farmland investment management activities are collectively branded as Manulife Investment Management Private Markets.

Q:	What implications will the Transaction have on the management of Comvest?

A:

If the Transaction is consummated, the current leadership team of Comvest will continue to manage the key strategic direction, operations, and activities of the Comvest business, subject to the generally applicable policies of Manulife. As such, the same Comvest personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of Comvest) and will continue to oversee the Company’s investment program.

Q:	Will the Transaction change how the Company is managed?

A:

No, the Transaction is not expected to have any material impact on the Company’s management. The Company will continue to be managed pursuant to its current investment objective and investment strategies. The Company’s existing Directors and officers are expected to continue to serve in their current roles. The Company and the Board expect that the Transaction will comply with the requirements of Section 15(f) of the 1940 Act. There is not expected to be any material near-term change in the personnel providing investment advisory services to the Company. The Company’s investment objective will remain unchanged as a result of the entry into the New Investment Advisory Agreement. After Closing, the Company will continue to be a BDC under the 1940 Act. Shareholders in the Company will continue to own the same amount and type of shares in the Company.

Q:	Will the management and incentive fees payable by the Company change under the New Investment Advisory Agreement?

A:

No. The management and incentive fees payable by the Company under the New Investment Advisory Agreement will be the same as the management and incentive fees payable under the Current Investment Advisory Agreement. Effectively, this will result in shareholders paying fees at the same time and in the same amount as if the Current Investment Advisory Agreement was not terminated by the Closing of the Transaction. For a description of the management and incentive fees payable under the Current Investment Advisory Agreement and those that will be payable under the New Investment Advisory Agreement, see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement – Advisory Fees” beginning on page 15 of this proxy statement.

Q:	How will the Transaction affect the service providers to the Company?

A:

Adviser. The Adviser serves as the investment adviser to the Company. Currently, the Adviser is a direct, wholly owned subsidiary of Comvest. After Closing, the Adviser will be an indirect, majority owned subsidiary of Manulife. However, Comvest’s current management will continue to manage the Adviser. The principal address of the Adviser and its principal executive offices are 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Administrator. Commonwealth Credit Advisors LLC serves as the administrator (in such capacity, the “Administrator”) to the Company pursuant to an administration agreement between the Company and the Administrator dated as of June 29, 2021 (the “Administration Agreement”). The Administrator will continue to serve as the Administrator to the Company. The principal address of the Administrator and its principal executive offices are 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Q:	What will happen if the New Investment Advisory Agreement Proposal is not approved?

A:

A key Closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such Closing condition is satisfied or waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Company until shareholders approve the New Investment Advisory Agreement.

Q:	What will happen if the Transaction is not completed?

A:	If the Transaction does not close for any reason, the Adviser will continue to provide advisory services to the Company pursuant to the Current Investment Advisory Agreement.

Q:	Will the Company bear the costs associated with the Transaction and this solicitation of proxies?

A:

No. Comvest will bear the fees and expenses incurred in connection with the consent solicitation process, including any costs associated with this solicitation of proxies, to obtain shareholder approval of a new investment advisory agreement resulting from the Transaction.

Q:	Who will conduct the solicitation?

A:

In addition to mail and e-mail, proxies may be solicited personally, via telephone, by regular employees of Comvest and its affiliates. No additional compensation will be paid to such regular employees for such services.

Q:	Who is entitled to vote?

A:	If you were a shareholder of the Company as of the Record Date, or you hold a valid proxy for the Special Meeting, you are entitled to vote.

Q:	How do I vote my shares?

A:

Shareholders of Record (Shares Registered in Your Name). To vote your shares, please follow the instructions on the enclosed proxy card and vote via telephone. You may vote your proxy by signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided. You may still attend the Special Meeting and vote in person, even if you have already voted by proxy; in other words, voting by proxy does not deprive you of your right to participate in the Special Meeting.

Beneficial Owner (Shares Held in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary). If you hold common shares of the Company through and in the name of a broker, bank, trustee, nominee or other intermediary, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Q:	What does it mean if I receive more than one proxy card?

A:

Some of the Company’s shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions in each proxy card you receive.

Q:	May I revoke my proxy?

A:

Yes. If you are a shareholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the Special Meeting and voting. If you hold common shares of the Company through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Special Meeting does not automatically revoke your proxy. However, if you also vote in person at the Special Meeting, your proxy will be revoked.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee, nominee or other intermediary and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee, nominee or other intermediary how to vote your shares by following the voting instructions that your broker, bank, trustee, nominee or other intermediary provides. If you do not provide your broker, bank, trustee, nominee or other intermediary with instructions on how to vote your shares, your broker, bank, trustee, nominee or other intermediary will not be able to vote your shares with respect to the Proposals (which are each “non-routine” matters being considered by the Company at the Special Meeting).

Q:	What will happen if I do not vote my shares?

A:

Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or during the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owners. Brokers, banks, trustees, nominees and other intermediaries have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. If your shares are held in street name (or “nominee name”) and you do not provide your broker, bank, trustee, nominee or other intermediary who holds such shares of record with specific instructions regarding how to vote on the Proposals, your broker, bank, trustee, nominee or other intermediary will not be permitted to vote your shares at the Special Meeting. Accordingly, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be voted, and such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal.

Q:	What is the vote required for the Proposals?

A:

Proposal 1: Approval of the New Investment Advisory Agreement. Approval of the New Investment Advisory Agreement Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Company to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not count as voted for this proposal and will not contribute to the affirmative vote requirement. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority of the Company’s common shares present in person or represented by proxy and entitled to vote on the matter is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” this proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Q:	How do I find out the results of the voting at the Special Meeting?

A:

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of the Company’s common shares, please contact Comvest toll free at (561) 727-2000.

Purpose of Special Meeting

The shareholders will be asked to vote (i) to approve the New Investment Advisory Agreement between the Company and the Adviser, which will replace the Current Investment Advisory Agreement and will, subject to shareholder approval, become effective at the Closing of the Transaction and (ii) to approve a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement.

Voting Information

General

THE FOUR (4) MEMBERS OF THE COMPANY’S BOARD, INCLUDING THREE (3) INDEPENDENT DIRECTORS, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE ADVISER, AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING.

Voting Securities

You may cast one vote for each common share of the Company that you owned as of the Record Date. Common shares have equal voting rights as all other common shares and are the only class of voting securities outstanding of the Company. As of June 30, 2025, the Company had 619,157 common shares outstanding.1

Appraisal Rights

Any shareholder voting against the Proposal will not have appraisal or other similar rights.

Quorum Required

For the Company to conduct business at the Special Meeting, a quorum of shareholders must be present at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the common shares issued and outstanding and entitled to vote shall constitute a quorum. If such quorum shall not be present at any meeting of the shareholders, then the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Submitting Voting Instructions for Shares Held Through and in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary

If you hold your common shares of the Company through and in the name of a broker, bank, trustee, nominee or other intermediary, the broker, bank, trustee, nominee or other intermediary that holds your shares has discretionary authority to vote them, absent your approval, only as to “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. As a result, if you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee, nominee or other intermediary who holds such

[1]	Represents an actual common share count as of June 30, 2025 based on the net asset value of $915.86 per share as of June 30, 2025.

shares of record with specific instructions regarding how to vote on the Proposals, your broker, bank, trustee, nominee or other intermediary will not be permitted to vote your shares at the Special Meeting.

Therefore, for all matters to be voted on at the Special Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares. They will vote your shares as you direct, and you must follow the instructions you receive from your broker, bank, trustee, nominee or other intermediary. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal. If you hold common shares of the Company through and in the name of a broker, bank, trustee, nominee or other intermediary and want to participate in the Special Meeting, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Please note that to be sure your vote is counted on the Proposals, you should instruct your broker, bank, trustee, nominee or other intermediary how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to the Proposals.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of common shares of the Company, you may authorize a proxy to vote on your behalf by following the instructions provided on the enclosed proxy card. Authorizing your proxy will not limit your right to participate in the Special Meeting and vote your shares in person. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions on each proxy card you receive.

Revoking Your Proxy

If you are a shareholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the Special Meeting and voting in person. If you hold common shares of the Company through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Special Meeting does not automatically revoke your proxy. However, if you also vote in person at the Special Meeting, your proxy will be revoked.

Votes Required

Proposal 1: Approval of the New Investment Advisory Agreement. The affirmative vote of a “majority of the outstanding voting securities” of the Company is required to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. For the New Investment Advisory Agreement Proposal, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority of the Company’s common shares present in person or represented by proxy and entitled to vote on the matter is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” the proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Information Regarding This Solicitation

Comvest will bear all fees and expenses relating to the Proposals. In addition to mail and e-mail, proxies may be solicited personally, via telephone, by regular employees of Comvest and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. The principal address of Comvest is 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2025, the beneficial ownership information of each current Director of the Company, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common shares, and the executive officers and Directors as a group. Percentage of beneficial ownership is based on 619,157 common shares outstanding as of June 30, 2025.2

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Based upon the absence of filings with the SEC by persons reporting beneficial ownership of 5% or more of the Company’s common shares, the Company believes there are no such persons.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The Directors are divided into two groups—interested Directors and independent Directors. Each interested Director is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and Directors is Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Name	Type of Ownership	Number of Common Shares Owned Beneficially	Percentage of Company Common Shares Outstanding
Interested Director:
Robert O’Sullivan	—	—	—
Independent Directors:
David G. Lambert	—	—	—
Timothy Moran	—	—	—
Morris D. Weiss	—	—	—
Executive Officers Who Are Not Directors:

[2]	Represents an actual common share count as of June 30, 2025 based on the net asset value of $915.86 per share as of June 30, 2025.

Cecilio M. Rodriguez	—	—		—
Jason Gelberd	—	—		—
Greg Reynolds	—	—		—
Michael Altschuler	—	—		—
All officers and Directors as a Group (8 persons)	—	—		—
Other	—	—		—
UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account)(1)	Record	[	]	[	]%
UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account)(2)	Record	[	]	[	]%
UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account)(3)	Record	[	]	[	]%

(1)	The address for UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account) is 1155 Brewery Park Blvd., Detroit, Michigan 48207.
(2)	The address for UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account) is 1155 Brewery Park Blvd., Detroit, Michigan 48207.
(3)	The address for UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account) is 1155 Brewery Park Blvd., Detroit, Michigan 48207.

The following table sets forth, as of June 30, 2025, the dollar range of our equity securities that is beneficially owned by each of the current Directors of the Company.

Name	Dollar Range Name of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Robert O’Sullivan	None
Independent Directors:
David G. Lambert	None
Timothy Moran	None
Morris D. Weiss	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equities securities beneficially owned by our Directors is based on the net asset value of $915.86 per share as of June 30, 2025.
(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISER

The following table sets forth the name, address, and principal occupation(s) of each principal executive officer and director of the Adviser. The address of each principal executive officer and director of the Adviser is c/o Commonwealth Credit Advisors LLC, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Name	Position with the Adviser and / or the Company	Principal Occupation / Interest in Upstream Parent Entities
Michael Altschuler	General Counsel of the Adviser; Secretary of the Company	Partner and General Counsel of Comvest Partners
Maneesh Chawla	Senior Partner of the Adviser	Managing Partner of Comvest Partners
Michael Falk	Founder and Executive Chairman of the Adviser	Founder and Executive Chairman of Comvest Partners
Jason Gelberd	Partner of the Adviser; Co-Chief Investment Officer of the Company	Partner and Co-Head of Direct Lending at Comvest Partners; Chief Operating Officer of Comvest Credit Partners
Robert O’Sullivan	Managing Partner of the Adviser; Chief Executive Officer of the Company	Chief Executive Officer and co-founder of Comvest Credit Partners
Greg Reynolds	Partner of the Adviser; Co-Chief Investment Officer of the Company	Partner and Co-Head of Direct Lending of Comvest Partners; Chief Investment Officer of Comvest Credit Partners
Cecilio M. Rodriguez	Chief Compliance Officer and Chief Financial Officer of the Adviser; Chief Financial Officer of the Company	Chief Financial Officer of Comvest Partners

PARENT COMPANY NAME AND BASIS OF CONTROL OF THE ADVISER

The following description sets forth, as of March 28, 2025, the date of the latest Form ADV filing for Commonwealth Credit Advisors LLC, the name and address of the parent company of the Adviser and the basis of control of the Adviser and the parent by its immediate parent.

Comvest Group Holdings II LP is a direct owner of Commonwealth Credit Advisors LLC and its address is 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

PROPOSAL 1 – APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Adviser currently serves as investment adviser to the Company pursuant to the Current Investment Advisory Agreement between the Company and the Adviser dated June 29, 2023. The Current Investment Advisory Agreement was last approved by our Board, including each of the Independent Directors, on May 8, 2025.

Under the Current Investment Advisory Agreement, the Adviser determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes; determines the securities and other assets that the Company will purchase, retain or sell; identifies, evaluates, and negotiates the structure of the Company’s investments; executes, monitors and services the investments that the Company makes; performs due diligence on prospective portfolio companies; votes, exercises consents and exercises all other rights appertaining to such securities and other assets on the Company’s behalf; and provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require. The Adviser receives, as compensation for the services provided, a base management fee (“Management Fee”) and an incentive fee (“Incentive Fee”).

Management Fees. The Management Fee is payable quarterly in arrears. During the Company’s Investment Period, the Management Fee will be calculated at an annual rate of 1.00% with respect to the Company’s Adjusted Average Assets Invested (defined below) in respect of the relevant quarterly period, in the manner set forth in the Current Investment Advisory Agreement. During the Investment Period “Adjusted Average Assets Invested” shall mean (a) the average of the sum of the Company’s (i) Drawn Capital Commitments and (ii) the aggregate dollar amount of distributions issued to shareholders in-kind pursuant to the Company’s dividend reinvestment plan (“DRIP”) as of the latest declaration date of any such distribution, excluding any amounts of such distribution received in cash by shareholders that have opted out of the DRIP, and (iii) outstanding principal on borrowings, in the case of clause (i) and clause (iii), as of the last business day of each month included in the relevant quarterly period less (b) the sum of the Company’s (iv) cumulative net unrealized losses, if any, and (v) cumulative net realized losses, if any, in the case of clause (iv) and clause (v), as of the last business day of the relevant quarter. For the avoidance of doubt, the quarterly Management Fees payable to the Adviser are specifically set forth below.

After the Company’s Investment Period, the Management Fee will be calculated at an annual rate of 1.00% with respect to the Company’s Adjusted Average Assets Invested, except that after the Investment Period, “Adjusted Average Assets Invested” shall mean (a) the fair value of the Company’s investments, as of the last business day of each month included in the relevant quarterly period less (b) the sum of the Company’s cumulative net realized and unrealized losses, if any, as of the last business day of the relevant quarter.

Any Management Fees payable pursuant to the Current Investment Advisory Agreement will be calculated based on the Company’s Adjusted Average Assets Invested in respect of the most recently completed calendar quarter. Management Fees for any partial quarter will be appropriately prorated. For the avoidance of doubt, the quarterly Management Fees payable to the Adviser shall be calculated based on the lower of the actual Adjusted Average Assets Invested as of the end of any quarter and the target Adjusted Average Assets Invested for that quarter, as specifically set forth in the Current Investment Advisory Agreement.

Incentive Fees. If, as of the last day of the relevant quarter, the Company’s Total Return (as defined below) in respect of the relevant Measurement Period (as defined below) equals or exceeds the “Hurdle Amount” (as defined below), which represents an annualized total return of 7.25%, the Adviser will be paid an Incentive Fee calculated at an annual rate of 0.25% (0.0625% per quarter) with respect to the Company’s Incentive Fee Average Assets Invested (as defined below) on a cumulative basis for the Measurement Period less the aggregate amount of any previously paid Incentive Fees with respect to the Measurement Period.

If, as of the last day of the relevant quarter, the Company’s Total Return in respect of the relevant Measurement Period is less than the Hurdle Amount, the Adviser shall not receive the Incentive Fee in respect of the relevant quarter.

“Total Return” means the sum of the Company’s net investment income with legal and other expenses incurred in connection with the Company’s formation and organization and the offering of its shares amortized ratably over a three-year period for the purposes of this calculation) in respect of the relevant Measurement Period and the Company’s realized and unrealized capital gains less realized and unrealized capital losses in respect of the relevant Measurement Period.

For the avoidance of doubt, the Total Return calculation will not take into account the deduction of the 0.25% Incentive Fee but will take into account the deduction of the 1.00% Management Fee during the Investment Period and the 1.00% Management Fee after the Investment Period.

“Hurdle Amount” means 7.25% times the average of the “Drawn Capital Commitments” (as defined below) and the aggregate dollar amount of distributions issued to shareholders in-kind pursuant to the Company’s DRIP, less return of capital distributions for each quarter during the Measurement Period, (i) multiplied by the number of quarters in the Measurement Period, and (ii) divided by (4) four.

“Drawn Capital Commitments” means the simple average of the drawn Capital Commitments as of the last business day of each month included in the relevant quarterly period.

“Measurement Period” means the period from the Company’s inception date through the end of the most recently completed calendar quarter.

“Incentive Fee Average Assets Invested” during the Investment Period means (a) the average of the sum of the Company’s (i) Drawn Capital Commitments and (ii) the aggregate dollar amount of distributions issued to shareholders in-kind pursuant to the Company’s DRIP as of the latest declaration date of any such distribution, excluding any amounts of such distribution received in cash by shareholders that have opted out of the DRIP, and (iii) outstanding principal on borrowings, in the case of clause (i) and (iii), as of the last business day of each month included in the Measurement Period less (b) the Company’s net realized and unrealized losses, if any. After the

Investment Period Incentive Fee Average Assets Invested means (a) the fair value of the Company’s investments, as of the last business day of each month included in the relevant quarterly period less (b) the sum of the Company’s cumulative net realized and unrealized losses, if any, as of the last business day of the relevant quarter.

Transaction. Comvest, the indirect parent company of the Adviser, entered into a Transaction Agreement dated as of August 6, 2025 to sell a 75% stake in Comvest’s private credit business. If the Transaction is consummated, the current leadership team of Comvest will continue to manage the key strategic direction, operations, and activities of the Comvest business, subject to the generally applicable policies of Manulife. As such, the same Comvest personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of Comvest) and will continue to oversee the Company’s investment program.

As a BDC, the Company is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser.

In accordance with the 1940 Act, the Current Investment Advisory Agreement automatically terminates upon its “assignment”. The Company is seeking shareholder approval of the new investment advisory agreement to prevent any disruption in the investment adviser’s ability to provide services to the Company once an “assignment” is deemed to occur. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement will become effective upon the Closing and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors. If the Transaction is not consummated, the Adviser will continue to provide advisory services to the Company pursuant to the Current Investment Advisory Agreement.

The Directors who attended the Board meeting to consider the approval of the New Investment Advisory Agreement, including each of the Independent Directors in attendance, have unanimously approved the New Investment Advisory Agreement and believe it to be in the best interests of the Company and its shareholders. The 1940 Act requires that a new investment advisory agreement be approved by both a majority of Independent Directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.

Prior to the meeting of the Board held on August 27, 2025, the Board was provided certain materials furnished separately by Comvest and its affiliates regarding both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. These materials were in addition to all the information provided to the Board by the Adviser in connection with the recent renewal of the Current Investment Advisory Agreement that occurred at the May 9, 2025 Board meeting (the “Prior Board Meeting 15(c) Materials”). The Board discussed whether it would be in the best interests of the Company to approve the New Investment Advisory Agreement, to take effect in connection with the Closing. The four (4) members of the Board, including three (3) Independent Directors, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommended that the New Investment Advisory Agreement be submitted to the Company’s shareholders for approval at the Special Meeting.

The shareholders of the Company are being asked at the Special Meeting to approve the New Investment Advisory Agreement between the Company and the Adviser for an initial term of two years, and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors.

The Board believes that the approval of the New Investment Advisory Agreement is in the best interests of the Company and its shareholders and will benefit the Company. The Company’s investment objective and investment strategies will remain unchanged as a result of the entry into the New Investment Advisory Agreement. Following the completion of the Transaction: (i) the Company will continue to be a BDC; and (ii) shareholders of the Company will still own the same amount and type of shares in the Company. The Transaction is not expected to have any material impact on the Company’s management.

Transaction Agreement

Comvest, the parent company of the Adviser, entered into a Transaction Agreement with Manulife, and through Manulife’s Global Wealth and Asset Management segment, which provides that Manulife will acquire 75% of the Comvest’s private credit business for $937.5 million in upfront consideration. In addition to the upfront consideration, Comvest will be eligible for additional consideration of up to $337.5 million, contingent on achieving certain performance targets. The Transaction Agreement provides Manulife the ability to purchase the remaining 25% through a put/call mechanism. As part of the Transaction Agreement, Manulife will align its senior credit team with Comvest’s private credit asset management platform.

None of the Directors who are Independent Directors of the Company, which consist of David Lambert, Timothy Moran, and Morris D. Weiss, will receive any compensation in connection with the Transaction.

The obligation of the parties to complete the Transaction is subject to customary Closing conditions, including, without limitation that investment advisory clients representing a sufficient portion of the assets under management of all clients of Comvest and its affiliates have provided the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction; and the receipt of certain consents, approvals, and other actions as set forth in the Transaction Agreement.

The Independent Directors do not have any interest in the Transaction. In considering the recommendation of the Board that shareholders vote “FOR” the proposal to approve the New Investment Advisory Agreement, shareholders should be aware and take into account the fact that the Company’s interested Director and officers have interests in the Transaction that are expected to be different from, or in addition to, the interests of shareholders generally and that may create potential conflicts of interest. The Board was aware of and carefully considered these interests, among other matters, in evaluating the terms and structure of the Transaction and in recommending that shareholders of the Company vote “FOR” the proposal to approve the New Investment Advisory Agreement.

Certain Conditions Under the 1940 Act

Section 15(f) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a registered investment company or BDC occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied:

(1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser and (2) during the two years after the transaction, an “unfair burden” must not be imposed on the investment company as a result of the sale of such interest. The Company and the Board expect that the Transaction will comply with the requirements of Section 15(f). The Board has been informed that Manulife has agreed in the Transaction Agreement, subject to applicable law, not to take or omit to take any action that would have the effect of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction. At least 75% of the members of the Board at the Closing of the Transaction will not be interested persons of the Adviser either under the New Investment Advisory Agreement or under the Current Investment Advisory Agreement.

Overview of the New Investment Advisory Agreement

A copy of the form of the New Investment Advisory Agreement marked to show changes from the Current Investment Advisory Agreement is attached to this proxy statement as Exhibit A. The following description of the material terms of the New Investment Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Differences Between the Current Investment Advisory Agreement and the New Investment Advisory Agreement

The New Investment Advisory Agreement is substantively identical in all respects to the Current Investment Advisory Agreement, except for the date thereof.

Management Services

The Adviser is registered as an investment adviser under the Advisers Act. If the New Investment Advisory Agreement is approved by the shareholders of the Company, upon the Closing and subject to the overall supervision of the Board, the Adviser will continue to manage the day-to-day operations of the Company and provide the Company with the same services as provided under the Current Investment Advisory Agreement.

The Adviser’s services under the New Investment Advisory Agreement will not be exclusive and the Adviser will generally be free to furnish similar services to other entities so long as its services to the Company are not impaired.

Advisory Fees

There is no proposed change in the management fees payable by the Company to the Adviser for investment advisory services under the New Investment Advisory Agreement. The Company will continue to pay the Adviser a Management Fee and an Incentive Fee. For the period January 1, 2024 through December 31, 2024, the Company incurred $6,364,000 (net) of Management Fees and $1,591,000 of Incentive Fees under the Current Investment Advisory Agreement. The cost of both the Management Fee payable to the Adviser and any Incentive Fees earned by the Adviser will ultimately be borne by the Company’s shareholders.

Duration and Termination

If the Company’s shareholders approve the New Investment Advisory Agreement, unless earlier terminated as described below, the New Investment Advisory Agreement will become effective at Closing and remain in effect for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors. The New Investment Advisory Agreement will automatically terminate in the event of its “assignment” as such term is defined under the 1940 Act. The New Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Company, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s Directors or on at least 120 days’ written notice by the Adviser.

Indemnification

The indemnification provisions under the Current and New Investment Advisory Agreements are currently identical. The New Investment Advisory Agreement, like the Current Investment Advisory Agreement, provides that the Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Current Investment Advisor Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Agreement or otherwise as an investment adviser of the Company. Notwithstanding the foregoing, nothing contained in the Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder) or by reason of a breach of the Adviser’s fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended, if applicable.

Information about Executive Officers and Leadership

Upon the Closing, the current leadership team of Comvest will continue to manage the key strategic direction, operations, and activities of the Comvest business, subject to the generally applicable policies of Manulife. As such, the same Comvest personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of Comvest) and will continue to oversee the Company’s investment program.

Board Approval of the New Investment Advisory Agreement

The Board met with the Adviser to consider the New Investment Advisory Agreement on August 27, 2025. At the meeting of the Board held on August 27, 2025, the four (4) members of the Board, including three (3) Independent Directors, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved the New Investment Advisory Agreement. The Independent Directors met separately with counsel to the Company in connection with their review of the New Investment Advisory Agreement and the Transaction. In reaching its decision to approve the New Investment Advisory Agreement, the Board, including each of the Independent Directors in attendance, considered all the Prior Board Meeting 15(c) Materials, as well as the updated information provided by the Adviser at the August 27, 2025 Board meeting. In reaching a decision to approve the New Investment Advisory Agreement, the Board considered, among other things:

•

the nature, extent and quality of the advisory and other services provided to the Company by the Adviser under the Current Investment Advisory Agreement as detailed in the Prior Board Meeting 15(c) Materials and the fact that the advisory and other services to be provided to the Company by the Adviser are expected to remain the same under the New Investment Advisory Agreement;

•

the investment performance of the Company and the Adviser, both in absolute terms as well as in comparison to the appropriate benchmark(s) and the Company’s peer group as detailed in the Prior Board Meeting 15(c) Materials;

•

the costs of the services provided (including, where appropriate, comparative cost information for other BDCs and accounts receiving similar services) and the profits realized by the Adviser and their affiliates from their relationships with the Company as detailed in the Prior Board Meeting 15(c) Materials;

•	whether the Adviser is receiving any “fall-out” benefits as a result of its relationship with the Company as detailed in the Prior Board Meeting 15(c) Materials; and

•

the extent to which the Adviser is likely to realize economies of scale as the Company’s assets grow and whether those economies of scale have been shared with the Company and its shareholders through breakpoints in fee structure or through other means, including expense caps or fee waivers or reinvestments in the business as detailed in the Prior Board Meeting 15(c) Materials.

Nature, Extent and Quality of Services to be Provided

The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Company, including providing due diligence on investment opportunities, active portfolio monitoring, risk management, sourcing of investment opportunities and managerial assistance, monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities laws and regulations. The Board noted that the services to be provided under the New Investment Advisory Agreement are identical to those services provided by the Adviser under the Current Investment Advisory Agreement. The Board also noted Comvest’s statements that the consummation of the Transaction is not expected to have any material impact on the services that the Adviser provides to the Company.

In considering the nature, extent and quality of the investment management services to be provided by the Adviser, the Board noted that it had previously reviewed the written responses of the Adviser to inquiries from counsel to the Company on behalf of the Directors detailed in the Prior Board Meeting 15(c) Materials, which included, among other things, information about the background and experience of its management and investment professionals.

The Board noted that Comvest had approximately $15.2 billion in assets under management as of December 31, 2024. The Board previously discussed the scale of Comvest’s operations, which includes approximately 65 investment professionals and over 130 total employees, who operate from three offices as of December 31, 2024. The Board also noted that, since the launch of its first fund in 2000, Comvest has invested more than $16.8 billion of capital. The Board noted that there were no expected plans to materially alter the composition of the Comvest investment team as a result of the Transaction.

The Board took into account that management of the Company’s investment portfolio will continue to be undertaken by the Adviser under the oversight of the investment committee.

The Adviser’s investment team that manages the Company’s assets is the same team that leads the Comvest direct lending strategy. The Comvest senior leadership team consists of Robert O’Sullivan (Chief Executive Officer, Managing Partner, Co-Founder), Jason Gelberd (Partner, Chief Operating Officer, Co-Head of Direct Lending), and Greg Reynolds (Partner, Chief Investment Officer, Co-Head of Direct Lending).

The Company’s investment committee (the “Investment Committee”) is comprised of a combination of the founding partners of Comvest and senior members of the Comvest direct lending team. The Investment Committee is comprised of Michael Falk, Jason Gelberd, Tom Goila, Lee Landrum, Robert O’Sullivan, Greg Reynolds, and Cecilio Rodriguez. The Board noted that there are no expected changes to the Company’s Investment Committee as a result of the Transaction.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Company by the Adviser, which would continue under the New Investment Advisory Agreement.

Investment Performance of the Company and the Adviser

The Board discussed the investment performance of the Company and the Adviser in absolute terms and compared to a peer group of comparable BDCs and their investment advisers and other affiliated funds, all as detailed in the Prior Board Meeting 15(c) Materials.

Comparison of the Management Fee, Incentive Fee and Expense Ratio to Other BDCs

The Board reviewed and considered comparative data with respect to the management fee, incentive fee, and expense ratio and the amount and structure of the expenses paid by the Company’s BDC peer group, all as detailed in the Prior Board Meeting 15(c) Materials. The Board noted that the fee structure under the Current Investment Advisory Agreement would remain in place. They observed that the Company’s Management Fee and Incentive Fees compare favorably to the Company’s BDC peer group.

The Board also considered the current fee structures for Comvest’s and the Adviser’s other accounts and funds with strategies that most closely resemble the Company’s present investment strategy.

Based on the information reviewed and the considerations detailed above, the Board, including each of the Independent Directors in attendance, concluded that the fee and expense structure is fair and reasonable in relation to the services provided by the Adviser, which would continue under the New Investment Advisory Agreement.

Profitability of the Investment Advisory Agreement to the Adviser

The Board considered the profitability of the Adviser’s relationship with the Company, all as detailed in the Prior Board Meeting 15(c) Materials. The Board discussed the Adviser’s expenses related to fulfilling its obligations pursuant to the Current Investment Advisory Agreement and noted that such expenses were not expected to change materially under the New Investment Advisory Agreement. The Board determined that the Adviser’s profitability with respect to the Company was reasonable in relation to the services provided.

Economies of Scale

The Board noted that the Adviser believes the Company has realized economies of scale as asset levels have grown and its fixed expenses have become a smaller proportion of total assets. They stated that Adviser generally expects these benefits to be linear in nature as assets increase and that the Company’s stockholders will be the primary beneficiary of these economies of scale. The Board noted that the fee structure under the New Investment Advisory Agreement would be the same as under the Current Investment Advisory Agreement. Furthermore, the Board noted that, to the extent the assets of the Company meaningfully exceed projected volumes, Comvest will continue to assess the appropriateness of providing economies of scale with respect to fees.

The Transaction

The Board also received substantial information about Manulife, including information about its business and resources. The Board was satisfied that the Transaction would not result in any adverse consequences for the Company. In that regard, the Board noted statements from Comvest that the consummation of the Transaction was not expected to result in any material changes to the services the Adviser provides to the Company, or the personnel providing those services.

The Board also considered that, based on the discussions at the August 27, 2025 Board meeting, Comvest and Manulife would not take any actions and would not fail to take any actions, that would cause conditions of Section 15(f) of the 1940 Act not to be satisfied, including a three-year period after the Transaction during which at least 75% of the members of the Board would remain disinterested within the meaning of the 1940 Act, and a two-year period during which the Adviser would not impose an “unfair burden” on the Company.

Conclusion

No single factor was determinative of the decision of the four (4) members of the Board, including three (3) Independent Directors, present at the Board meeting to consider the approval of the New Investment Advisory Agreement and individual Directors may have weighed certain factors differently. Throughout the process, the Independent Directors were advised by counsel to the Company. Following this process, the Directors who attended the Board meeting to consider the approval, including each of the Independent Directors in attendance, unanimously voted to approve the New Investment Advisory Agreement and to recommend its submission to shareholders for their approval.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of the Company is required to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as voted, and will not contribute to the affirmative vote requirement. They will therefore have the effect of a vote cast “AGAINST” the proposal. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

THE FOUR (4) MEMBERS OF THE BOARD, INCLUDING THREE (3) INDEPENDENT DIRECTORS, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 2 – APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

Overview

We are asking the Company’s shareholders to approve the Adjournment Proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement Proposal. If the Company’s shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any subsequent, adjourned meeting of the Company’s shareholders and use the additional time to solicit required proxies, including proxies from shareholders who previously may have returned properly executed proxies voting against the New Investment Advisory Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies in connection with the Special Meeting that represent a sufficient number of votes against the New Investment Advisory Agreement Proposal that it would be rejected, we could adjourn the Special Meeting without a vote on the New Investment Advisory Agreement Proposal and seek to convince the shareholders who provided such proxies to change their votes to votes in favor of the New Investment Advisory Agreement Proposal. Additionally, the presiding chairman of the Special Meeting or the shareholders present in person or by proxy and entitled to vote may adjourn the Special Meeting in their discretion under the terms of the Company’s bylaws.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Company shareholders entitled to vote at the Special Meeting, present in person or by proxy, is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” the proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

THE FOUR (4) MEMBERS OF THE BOARD, INCLUDING THREE (3) INDEPENDENT DIRECTORS, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY APPROVED AND RECOMMEND THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Shareholder Proposals

Any shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2026 annual meeting of shareholders must be received a reasonable period prior to the 2026 annual meeting, as described below. The 2026 annual meeting is currently expected to be held in the second quarter of 2026, but the exact date, time and location, if any, of the meeting have yet to be determined. Any proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Secretary.

With respect to shareholder proposals or director nominations for the Company to be presented at the 2026 annual meeting of shareholders other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, the shareholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive office of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For the 2026 annual meeting of shareholders, the Company must receive such proposals and nominations no earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for the 2026 annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for the 2026 annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for the 2026 annual meeting is first made.

Proposals and nominations must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information and representations. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s audit committee has established guidelines and procedures regarding the receipt, retention and treatment of comments regarding financial statement disclosures, accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Interested parties may contact the Company’s chief compliance officer or the Chair of the Company’s audit committee regarding Accounting Matters in writing at the address of the Company.

Other Business

The Company’s Board does not presently intend to bring any other business before the Special Meeting. As to any other business that may properly come before the Special Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the Special Meeting, please follow the instructions on the enclosed proxy card to vote via telephone, or sign, date and return the enclosed proxy card in the postage-paid envelope provided so that you may be represented at the Special Meeting. The Special Meeting will be held on September 24, 2025 at the offices of the Company at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at [ ] Eastern Time.

Delivery of Proxy Materials

Please note that only one copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and proxy card may be delivered to two or more shareholders of record of the Company who share an address unless we have received contrary instructions from one or more of such shareholders. We will deliver promptly, upon request, a separate copy of any of these documents to shareholders of record of the Company at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by contacting Comvest at (561) 727-2000.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by writing to Commonwealth Credit Partners BDC I, Inc., 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Secretary. The information on our website is not incorporated by reference into this proxy statement.

Exhibit A

~~AMENDED AND RESTATED~~

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

BETWEEN

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

AND

COMMONWEALTH CREDIT ADVISORS LLC

This ~~Amended and Restated~~ Investment Advisory and Management Agreement (“Agreement”) is made this ~~1st~~[ ] day of ~~July 2023~~September 2025, by and between Commonwealth Credit Partners BDC I, Inc., a Delaware corporation (the “Company”), and Commonwealth Credit Advisors LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Company ~~and the Adviser entered into an Investment Advisory and Management Agreement dated June 29, 2021 (the “Initial Investment Advisory and Management Agreement”) and the Company’s board of directors (“Board”) and stockholders deem it in the best interest of the Company to amend and restate the Initial Investment Advisory and Management Agreement as set forth in this Agreement.~~desires to retain the Adviser to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Company’s board~~,~~ of directors (the “Board”), for the period and upon the terms herein set forth. In the performance of its duties, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Company; (ii) the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if applicable; (iii) any other applicable provision of law; (iv) the provisions of the Articles of Incorporation (the “Charter”) and the Bylaws of the Company, each as amended and/or restated from time to time; (v) the investment objectives, policies and restrictions applicable to the Company as set forth in the Company’s Registration Statement on Form 10, first filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2021 and amended on July 6, 2021 (the “Registration Statement”), as they may be further amended from time to time by the Board upon written notice to the Adviser; and (vi) any other policies and determinations of the Board provided in writing to the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, monitor and service the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Company; and (vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(d) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder (as opposed to the accounting, compliance and other administrative services set forth in clause (xiii) below), and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Company.

The Company will bear its own legal and other expenses incurred in connection with the Company’s formation and organization and the offering of its shares, including external legal and accounting expenses, printing costs, travel and out-of-pocket expenses related to marketing efforts (other than any placement fees, which will be borne by the Adviser directly or pursuant to waivers of the Management Fee (as defined herein)) (“Organizational Expenses”), up to a maximum aggregate amount of $750,000.

In addition to Management Fees, except as noted above, the Company will bear all other costs and expenses that are directly and specifically related to its operations, including (without limitation) those relating to:

(i) all costs and expenses with respect to the actual or proposed acquisition, financing, holding, monitoring or disposition of the Company’s investments, whether such investments are ultimately consummated or not, including, origination fees, syndication fees, due diligence costs, broken deal expenses, bank service fees, fees and expenses of custodians, transfer agents, consultants, experts, travel expenses incurred for investment-related purposes, outside legal counsel, consultants and accountants, administrator’s fees of third party administrators (subject to clause (xxiii) below) and financing costs (including interest expenses);

(ii) expenses for liability insurance, including officers and independent directors liability insurance, cyber insurance and other insurance (but excluding the cost of liability insurance covering the Adviser and its officers to the extent that bearing such expenses would be prohibited by ERISA);

(iii) extraordinary expenses incurred by the Company (including litigation);

(iv) indemnification and contribution expenses provided, that the Company will not bear such fees, costs or expenses to the extent that the relevant conduct is not indemnifiable under applicable law, including ERISA, if applicable;

(v) taxes and other governmental fees and charges;

(vi) administering and servicing and special servicing fees paid to third parties for the Company’s benefit;

(vii) the cost of Company-related operational and accounting software and related expenses;

(viii) cost of software (including the fees of third-party software developers) used by the Adviser and its affiliates to track and monitor the Company’s investments (specifically, cost of software related to data warehousing, portfolio administration/reconciliation, loan pricing and trade settlement attributable to the Company);

(ix) expenses related to the valuation or appraisal of the Company’s investments;

(x) risk, research and market data-related expenses (including software) incurred for the Company’s investments;

(xi) fees, costs and expenses (including legal fees and expenses) incurred to comply with any applicable law, rule or regulation (including regulatory filings such as financial statement filings, ownership filings (Section 16 or Section 13 filings), blue sky filings and registration statement filings, as applicable) to which the Company is subject or incurred in connection with any governmental inquiry, investigation or proceeding involving the Company; provided that the Company will not bear such fees, costs or expenses to the extent that the relevant conduct is not indemnifiable under applicable law, including ERISA, if applicable;

(xii) costs associated with the wind-up, liquidation, dissolution and termination of the Company;

(xiii) other legal, compliance, operating, accounting, tax return preparation and consulting, auditing and administrative expenses in accordance with this Agreement and the administration agreement between the Company and Commonwealth Credit Advisors LLC (in such capacity, the “Administrator”) and fees for outside services provided to the Company or on the Company’s behalf; provided that if the assets of the Company are treated as “plan assets” for purposes of ERISA, the Company will not incur such expenses or fees, if such expenses and fees arise in connection with such services, to the extent that they are performed by the Administrator (as opposed to a sub-administrator appointed by the Administrator);

(xiv) expenses of the Board (including the reasonable costs of legal counsel, accountants, financial advisors and/or such other advisors and consultants engaged by the Board, as well as travel and out-of-pocket expenses related to the attendance by directors at Board meetings), to the extent permitted under applicable law, including ERISA, if applicable;

(xv) annual or special meetings of the stockholders of the Company (“Shareholders”);

(xvi) the costs and expenses associated with preparing, filing and delivering to Shareholders periodic and other reports and filings required under federal securities laws as a result of the Company’s status as a BDC;

(xvii) ongoing Company offering expenses;

(xviii) federal and state registration fees pertaining to the Company;

(xix) costs of Company-related proxy statements, Shareholders’ reports and notices;

(xx) costs associated with obtaining fidelity bonds as required by the Investment Company Act and Section 412 of ERISA;

(xxi) printing, mailing and all other similar direct expenses relating to the Company;

(xxii) expenses incurred in preparation for or in connection with (or otherwise relating to) any initial public offering or other debt or equity offering conducted by the Company, including but not limited to external legal and accounting expenses, printing costs, travel and out-of-pocket expenses related to marketing efforts; and

(xxiii) only to the extent (i) “benefit plan investors”, as defined in Section 3(42) of ERISA and any regulations promulgated thereunder, hold less than 25% of the Company’s shares, or (ii) the Company’s shares are listed on a national securities exchange, the Company’s allocable portion of overhead, including office equipment and supplies, rent and the Company’s allocable portion of the compensation paid to accounting, compliance and administrative staff employed by the Adviser, or its affiliates who provide services to the Company necessary for its operation, including related taxes, health insurance and other benefits.

Investment-related expenses with respect to investments in which the Company invests together with one or more parallel funds (or co-investment vehicles) shall generally be allocated among all such entities on the basis of capital invested by each such entity into the relevant investment; provided that if the Adviser reasonably believes that such allocation method would produce an inequitable result to any such entity, the Adviser may allocate such expenses among such entities in any other manner that the Adviser believes in good faith to be fair and equitable.

3.	Compensation of the Adviser.

(a) The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a fee consisting of an annual base management fee (“Management Fee”) and an incentive management fee (“Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. For all services rendered under this Agreement, the Management Fee and Incentive Fee will each be payable quarterly in arrears.

(b) Management Fee. During the Company’s investment period (“Investment Period”), the Management Fee will be calculated at an annual rate of 1.00% with respect to the Company’s Adjusted Average Assets Invested (defined below) in respect of the relevant quarterly period, in the manner set forth in Exhibit A hereto. During the Investment Period “Adjusted Average Assets Invested” shall mean (a) the average of the sum of the Company’s (i) Drawn Capital Commitments, (ii) the aggregate dollar amount of distributions issued to stockholders in-kind pursuant to the Company’s dividend reinvestment plan (“DRIP”) as of the latest declaration date of any such distribution, excluding any amounts of such distribution received in cash by stockholders that have opted out of the DRIP, and (iii) outstanding principal on borrowings, in the case of clause (i) and clause (iii), as of the last business day of each month included in the relevant quarterly period less (b) the sum of the Company’s (iv) cumulative net unrealized losses, if any, and (v) cumulative net realized losses, if any, in the case of clause (iv) and clause (v), as of the last business day of the relevant quarter. For the avoidance of doubt, the quarterly Management Fees payable to the Adviser are specifically set forth in Exhibit A hereto.

After the Investment Period, the Management Fee will be calculated at an annual rate of 1.00% with respect to the Company’s Adjusted Average Assets Invested, except that after the Investment Period, “Adjusted Average Assets Invested” shall mean (a) the fair value of the Company’s investments, as of the last business day of each month included in the relevant quarterly period less (b) the sum of the Company’s cumulative net realized and unrealized losses, if any, as of the last business day of the relevant quarter.

The Investment Period commenced on the date of the initial closing and shall continue until the 48-month anniversary of the date of the initial closing, subject to automatic extensions thereafter, each for an additional one year period, unless the UAW Retiree Medical Benefits Trust Separate Retiree Accounts, in their capacity as the principal holders of the Company’s outstanding shares (the “UAW RMBT Investors”), elect to forego any such extension, upon not less than ninety (90) days prior written notice to the Adviser; provided, however, that if an initial public offering and/or public listing on a national securities exchange of the Company’s shares shall have occurred, the Company shall operate as an infinite life, permanent capital vehicle. The UAW RMBT Investors may also terminate the Investment Period as of any earlier anniversary of the date of the initial closing, upon not less than ninety (90) days prior written notice to the Adviser. The Adviser may also terminate the Investment Period as of an earlier date in its discretion.

Any Management Fees payable during and after the Investment Period pursuant to this Section 3 will be calculated based on the Company’s Adjusted Average Assets Invested, as applicable, in respect of the most recently completed calendar quarter. Management Fees for any partial quarter will be appropriately prorated. For the avoidance of doubt, the quarterly Management Fees payable to the Adviser shall be calculated based on the lower of the actual Adjusted Average Assets Invested as of the end of any quarter and the target Adjusted Average Assets Invested for that quarter, as specifically set forth in Exhibit A hereto.

(c) Incentive Fee. If, as of the last day of the relevant quarter, the Company’s Total Return (as defined below) in respect of the relevant Measurement Period (as defined below) equals or exceeds the “Hurdle Amount” (as defined below), which shall represent an annualized total return of 7.25%, the Adviser shall be paid an Incentive Fee calculated at an annual rate of 0.25% (0.0625% per quarter) with respect to the Company’s Incentive Fee Average Assets Invested (as defined below) on a cumulative basis for the Measurement Period less the aggregate amount of any previously paid Incentive Fees with respect to the Measurement Period.

If, as of the last day of the relevant quarter, the Company’s Total Return in respect of the relevant Measurement Period is less than the Hurdle Amount, the Adviser shall not receive the Incentive Fee in respect of the relevant quarter.

“Total Return” means the sum of the Company’s net investment income (with Organizational Expenses (as defined herein) amortized ratably over a three year period for the purposes of this calculation) in respect of the relevant Measurement Period and the Company’s realized and unrealized capital gains less realized and unrealized capital losses in respect of the relevant Measurement Period.

The Company will bear its own Organizational Expenses, up to a maximum aggregate amount of $750,000.

For the avoidance of doubt, the Total Return calculation will not take into account the deduction of the 0.25% Incentive Fee but will take into account the deduction of the 1.00% Management Fee during the Investment Period and the 1.00% Management Fee after the Investment Period.

“Hurdle Amount” means 7.25% times the average of the “Drawn Capital Commitments” (as defined below) and the aggregate dollar amount of distributions issued to stockholders in-kind pursuant to the Company’s DRIP, less return of capital distributions for each quarter during the Measurement Period, (i) multiplied by the number of quarters in the Measurement Period, and (ii) divided by (4) four.

“Drawn Capital Commitments” means the simple average of the drawn capital commitments made by investors as of the last business day of each month included in the relevant quarterly period.

“Measurement Period” means the period from the Company’s inception date through the end of the most recently completed calendar quarter.

“Incentive Fee Average Assets Invested” during the Investment Period means (a) the average of the sum of the Company’s (i) Drawn Capital Commitments, (ii) the aggregate dollar amount of distributions issued to stockholders in-kind pursuant to the Company’s DRIP as of the latest declaration date of any such distribution, excluding any amounts of such distribution received in cash by stockholders that have opted out of the DRIP, and (iii) outstanding principal on borrowings, in the case of clause (i) and clause (iii), as of the last business day of each month included in the Measurement Period less (b) the Company’s net realized and unrealized losses, if any. After the Investment Period Incentive Fee Average Assets Invested means (a) the fair value of the Company’s investments, as of the last business day of each month included in the relevant quarterly period less (b) the sum of the Company’s cumulative net realized and unrealized losses, if any, as of the last business day of the relevant quarter.

4.	Covenants of the Adviser.

(a) The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

(b) ERISA Covenants:

(i) The Adviser agrees that during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser shall (i) qualify as a “qualified professional asset manager”, as defined in the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14, or any successor thereto (a “QPAM”) and shall be a QPAM with respect to the Company, (ii) use commercially reasonable efforts to proceed under the exemption under Section 408(b)(17) of ERISA (and the corresponding tax-code exemption), or (iii) otherwise use commercially reasonable efforts to proceed on the basis of another exemption, where necessary or appropriate to avoid non-exempt prohibited transactions.

(ii) The Adviser acknowledges that during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser will be (i) a “fiduciary”, as defined in Section 3(21) of ERISA, with respect to the Company and with respect to each U.S. employee benefit plan or trust as defined in and subject to the provisions of ERISA (an “ERISA Plan”) that invests in the Company, and (ii) an “investment manager”, as defined in Section 3(38) of ERISA, with respect to each ERISA Plan that invests in the Company.

(iii) The Adviser agrees that during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser shall be registered as an investment adviser under the Advisers Act.

5.	Excess Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction (including where such member of a national securities exchange, broker or dealer (i) supplies, or pays for (or rebates a portion of the Company’s brokerage commissions to the Company for the payment of) the cost of, brokerage, research or execution services used by the Company (ii) and/or pays for (or rebates a portion of the Company’s brokerage commissions to the Company for the payment of) obligations of the Company or the Company’s share of obligations) in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio; except that, during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser may use “soft dollars” to obtain products and services only to the extent that such products and services fall within the parameters of Section 28(e) of the Securities Exchange Act of 1934, as amended, as such safe harbor is interpreted by the SEC.

6.	Limitations on the Employment of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as shareholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

8.	Limitation of Liability of the Adviser; Indemnification.

The Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder) or by reason of a breach of the Adviser’s fiduciary duties under ERISA, if applicable.

9.	Effectiveness, Duration and Termination of Agreement.

(a) This Agreement shall continue in effect until ~~June 29~~September [ ], ~~2024~~2027 , and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. Notwithstanding the foregoing, this Agreement may be terminated (i) by the Company at any time, without the payment of any penalty, upon giving the Adviser 60 days’ written notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the directors of the Company in office at the time or by the vote of the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote, or (ii) by the Adviser on 60 days’ written notice to the Company (which notice may be waived by the Company).

(b) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual written consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Remainder of Page Intentionally Left Blank]

*  *  *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

By:	~~/s/ Robert O’Sullivan~~
	Name:	Robert O’Sullivan
	Title:	Chief Executive Officer

COMMONWEALTH CREDIT ADVISORS LLC

By:	~~/s/ Cecilio Rodriguez~~
	Name:	Cecilio Rodriguez
	Title:	Chief Financial Officer

Exhibit A:

Management Fee Calculation

The following quarterly fee percentages shall be payable with respect to the Company’s target Adjusted Average Assets Invested from the quarter ending 09/30/2021 through the end of the Investment Period:

Quarter Ending	Quarter	Target Adjusted Average Assets Invested ($ in millions)[1]	Quarterly Management Fee Percentage	Quarterly Dollar Amount ($ in millions)[2]
09/30/2021	1	$80	1%	0.20
12/31/2021	2	$160	1%	0.40
03/31/2022	3	$240	1%	0.60
06/30/2022	4	$320	1%	0.80
09/30/2022	5	$400	1%	1.00
12/31/2022	6	$480	1%	1.20
03/31/2023	7	$560	1%	1.40
06/30/2023	8	$640	1%	1.60
09/30/2023	9	$650	1%	1.625
12/31/2023	10	$650	1%	1.625
03/31/2024	11	$650	1%	1.625
06/30/2024	12 and beyond [3]	$650	1%	1.625

[1]

For the avoidance of doubt, the Management Fee paid at the end of any quarter shall be calculated based on the lower of the actual Adjusted Average Assets Invested in respect of the quarter and the target Adjusted Average Assets Invested for that quarter. The target Adjusted Average Assets shall be adjusted to include amounts from the DRIP program not received in cash.

[2]	Reflects dollar amount of Management Fees payable for the applicable quarter based on the Company’s target Adjusted Average Assets Invested as of the end of such quarter.
[3]	Reflects the Management Fee payable beginning in quarter 12 and extending through the end of the Investment Period.

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

360 S. ROSEMARY AVENUE, SUITE 1700

WEST PALM BEACH, FLORIDA 33401

ATTN: SECRETARY

VOTE IN PERSON

You may attend the special meeting held on September 24, 2025 at the offices of Company at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at [ ] Eastern Time and vote during the special meeting.

VOTE BY PHONE – (561) 727-2000

Use any touch-tone telephone to transmit your voting instructions up until [ ] Eastern Time on September [ ], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Commonwealth Credit Partners BDC I, Inc. Attn: Secretary, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	[ ]	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

All members of the Board of Directors who considered the following proposals recommend you vote FOR the following proposals:			For	Against	Abstain

1.  Approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) for Commonwealth Credit Partners BDC I, Inc. with Commonwealth Credit Advisors LLC (the “New Investment Advisory Agreement Proposal”)

			☐	☐	☐

2.  Approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement Proposal (the “Adjournment Proposal”)

			☐	☐	☐

Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available on the U.S. Securities and Exchange Commission website at www.sec.gov.

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 V61263-508494

PROXY

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

Special Meeting of Shareholders to be held on September 24, 2025

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby constitutes and appoints Michael Altschuler and Cecilio Rodriguez, and each of them, with power of substitution to each, proxies to represent the undersigned and to vote, as designated on the reverse side of this form, all Common Shares of Commonwealth Credit Partners BDC I, Inc. held of record by the undersigned at the close of business on September 2, 2025 that the undersigned is/are entitled to vote if present at the Special Meeting of Shareholders to be held at [ ] at [ ] Eastern Time, on September 24, 2025 and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Special Meeting of Shareholders and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL (ITEM 1) AND FOR THE ADJOURNMENT PROPOSAL (ITEM 2). IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PROXY ENVELOPE.

Continued and to be signed on reverse side